Exhibit 10.4
CORPORATE GUARANTY
Date: May 30, 2008
General Electric Capital Corporation
11175 Cicero Drive Suite 600
Alpharetta, GA 30022
     To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively “Account Documents” and each an “Account Document”) to PUMPCO, Inc, a corporation organized and existing under the laws of the State of Texas (“Customer”), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as “Obligations”). The undersigned does hereby further guarantee to pay upon demand all losses, costs, reasonable attorneys’ fees and expenses which may be suffered by you by reason of Customer’s default or default of the undersigned. As used in this Guaranty, “you” shall mean General Electric Capital Corporation and all its subsidiaries, parent entities, successors and assigns.
     This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to the Guaranty, and each other guarantor of the Obligations, shall be joint and several.
     The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned) and the undersigned hereby affirmatively and irrevocably waives as a defense to the payment or performance of its obligations hereunder each and every one of the following defenses: (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of the undersigned; (g) the Customer’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; (h) any merger or consolidation of Customer, any change in control of Customer or any sale of all or substantially all of the assets of Customer; or (i) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of an obligor, surety or guarantor.

     This Guaranty, the Account Documents and the Obligations may be assigned by you, without the consent of the undersigned. The undersigned agrees that if it receives written notice of an assignment from you, the undersigned will pay all amounts due hereunder to such assignee or as instructed by you. The undersigned also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. The undersigned hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the immediate preceding paragraph.
     This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.
     The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws affecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from, the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.
     Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer’s financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.
     Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or realized from any of their respective assets.
     THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.
     As used in this Guaranty, the word “person” shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization, or any government or any political subdivision thereof.
     This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.
     This Guaranty shall be governed by, or construed in accordance with, the laws of the State of Connecticut. This Guaranty shall bind the undersigned’s successors and assigns and the benefits thereof shall extend to and include your successors and assigns. The undersigned will deliver to you its complete financial statements, certified by a recognized firm of certified public accountants, within one hundred and twenty (120) days of the close of each fiscal year of the undersigned. If you request, the undersigned will deliver to you copies of its quarterly financial reports certified by its chief financial officer, within ninety (90) days after the close of each fiscal quarter of the undersigned and copies of its most current tax returns. The undersigned will deliver to you copies of all Forms 10-K and 10-Q, if any, within 30 days after the dates on which they are filed with the Securities and Exchange Commission. In addition, in the eventof defaulthereunder, you may at any time inspect undersigned’s records. The undersigned represents, warrants and covenants that all financial statements delivered to you in connection with this Guaranty have been (and will be) prepared in accordance with generally accepted accounting principles, and since the date of the most recent financial statements or other financial information delivered to you, there has been no material adverse change in the undersigned’s financial condition.
     The undersigned hereby represents and warrants to you as of the date hereof that (i) the undersigned’s execution, delivery and performance hereof does not and will not violate any judgment, order or law applicable to the undersigned, or constitute a breach of or default under any indenture, mortgage, deed of trust, or other agreement entered into by the undersigned with the undersigned’s creditors or any other party other than (A) those that would not have a material adverse effect in the property, assets, business, operations or financial conditions of the undersigned, or materially impair the right or ability of the undersigned to carry on its operations substantially as now conducted or anticipated to be conducted in the future, and (B) those that have been, or will be prior to the Closing Date, obtained or made; (ii) no approval, consent or withholding of objections is required from any governmental authority or any other entity with respect to the execution, delivery and performance by the undersigned of this Guaranty; (iii) this Guaranty constitutes a valid, legal and binding obligation of the undersigned, enforceable in accordance with its terms; (iv) there are no proceedings presently pending or, to the best of the undersigned’s knowledge, having made reasonable inquiry, threatened against the undersigned which will materially impair its ability to perform under this Guaranty; (v) since the date of the undersigned’s most recent financial statement, there has been no material adverse change in the financial condition of the undersigned; and (vi) the undersigned is and will remain in (A) material compliance with all laws and regulations solely to the extent applicable to it and (B) in full compliance (solely to the extent applicable to it) with all laws and regulations requiring that it neither is nor shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a person designated under Section l(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders.
     If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.
     THE UNDERSIGNED IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF CONNECTICUT TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE ACCOUNT DOCUMENTS (COLLECTIVELY, THE “PROCEEDINGS”), AND THE UNDERSIGNED FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS). THE UNDERSIGNED IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY REASON WHATSOEVER, THAT IT OR ITS PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE. THE UNDERSIGNED ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO YOU WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, THE UNDERSIGNED AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH YOU MAY BE ENTITLED AT LAW OR IN EQUITY, YOU WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT. Notwithstanding the foregoing, you and the undersigned shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce its respective rights under this Guaranty and the Account Documents, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against the undersigned, the Customer or the collateral pledged to you pursuant to any Account Document or to gain possession of such collateral.
     Each person signing this Guaranty on behalf of the undersigned company warrants that (i) it is to the benefit of the undersigned company to execute this Guaranty, (ii) the benefit to be received by the undersigned company from this Guaranty is reasonably worth the obligations thereby guaranteed, and (iii) he/she/it has authority to sign on behalf of such undersigned and by so signing, to bind said company hereunder.
     IN WITNESS WHEREOF, this Guaranty is executed the day and year above written.

MasTec, Inc.
By:	/s/ C. R. Campbell
(Signature)
Title:	Executive Vice President and CFO (Officer’s Title)
Federal Tax ID: 65-0829355

ATTEST:	/s/ Alberto de Cardenas
Alberto de Cardenas
Secretary/Assistant Secretary